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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               October 26, 1999
                               ----------------
                                Date of Report
                       (Date of earliest event reported)

                         FIRST MUTUAL BANCSHARES, INC.
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              (Exact name of registrant as specified in charter)


Washington                              005-57091                91-2005970
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(State or Other Jurisdiction     Commission File Number)     (I.R.S. Employer
 of Incorporation)                                           Identification No.)


400 108th Avenue N.E., Bellevue, WA                            98004
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (425) 455-7300


N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On October 26, 1999, First Mutual Savings Bank reorganized into the holding company form of ownership through the following steps: (1) the formation by First Mutual Savings Bank of First Mutual Bancshares, Inc. as a wholly-owned, first-tier subsidiary, incorporated under Title 23B, RCW; (2) the formation of First Interim Bank, which was wholly-owned by First Mutual Bancshares, Inc. immediately prior to the reorganization; and (3) the merger of First Interim Bank with and into First Mutual Savings Bank under the
Amended Charter and Articles of Incorporation of First Mutual Savings Bank.
The name of the banking corporation resulting from the merger of First
Interim Bank and First Mutual Savings Bank is "First Mutual Bank."



         Pursuant to the reorganization of First Mutual Savings Bank into the holding company form of ownership, among other things, all of the issued and outstanding shares of common stock, $1.00 par value per share, of First Mutual Savings Bank were automatically converted by operation of law on a one-for-one basis into an equal number of issued and outstanding shares of First Mutual Bancshares, Inc. In addition, First Mutual Bancshares, Inc. became the sole shareholder of First Mutual Bank. The shares of First Mutual Bancshares, Inc. will trade on the Nasdaq Stock Market under the symbol "FMSB." This Form 8-K/A is being filed for the purpose of filing as exhibits First Mutual Savings Bank's 1998 Annual Report and application to the Washington Director of Financial Institutions in the form of Notice of Intention to Organize a Stock Savings Bank (including Agreement and Plan of Reorganization and Merger).



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 19, 1999                FIRST MUTUAL BANCSHARES, INC.

                                       By: /s/ John R. Valaas
                                           -------------------------------------
                                           John R. Valaas
                                           President and Chief Executive Officer

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                                 EXHIBIT INDEX

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Exhibit Number                              Description
--------------                              -----------
     3.1*              Articles of Incorporation (First Mutual Savings Bank)

     3.2*              Articles of Incorporation (First Mutual Bancshares, Inc.)

     3.3*              Bylaws (First Mutual Savings Bank)

     3.4*              Bylaws (First Mutual Bancshares, Inc.)

    13.1* First Mutual Savings Bank's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed with the FDIC on March 31, 1999.

    13.2* First Mutual Savings Bank's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, filed with the FDIC on May 14, 1999.

    13.3* First Mutual Savings Bank's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed with the FDIC on August 12, 1999.

    13.4               First Mutual Savings Bank's 1998 Annual Report.

    99.1*              Press Release dated October 26, 1999.

    99.2* First Mutual Savings Bank's Proxy Statement dated March 19, 1999. (previously filed as Exhibit 13.4)

    99.3 Notice of Intention to Organize a Stock Savings Bank (including Agreement and Plan of Reorganization and Merger).

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* Previously filed with First Mutual Bancshares, Inc.'s Form 8-K, filed with the Commission on November 10, 1999, SEC File No. 005-57091.